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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 23, 2003






                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)




         Delaware                    0-23182                     35-1905382
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)               File No.)                Identification No.)




8230 Hohman Avenue, Munster, Indiana                                46321
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code:       (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.   OTHER EVENTS

          On July 23, 2003, AMB Financial Corp. ("AMB") issued the attached press releases one announcing the quarter results and the second announcing a cash dividend.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)      Exhibits
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                      99.      Press releases dated July 23, 2003.

                               Section-906-Certification

          SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       AMB FINANCIAL CORPORATION




Date: July 23, 2003                    By: /s/ Clement B. Knapp
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                                           Clement B. Knapp, Jr.
                                           President and Chief Executive Officer





Date:  July 23, 2003                   By: /s/ Daniel T. Poludniak
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                                           Daniel T. Poludniak, Vice President,
                                           Treasurer and Chief Financial Officer